                    HYPOTHETICAL PERFORMANCE DATA DISCLAIMER

The following tables and other statistical analyses (the "Hypothetical Performance Data") that you have produced are privileged and intended solely for use by you (the party to whom Lehman Brothers Inc. provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Lehman Brothers Inc. in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Lehman Brothers Inc. or any other person. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Lehman Brothers Inc. and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Lehman Brothers Inc. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Lehman Brothers Inc. Trading Desk at
(212)526-8320 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Lehman Brothers Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Inc. Trading Desk at (212)526-8320.

The computer model referenced herein supercedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superceded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

! X_WAMU02AR4_M.CDI WHOLE_LOAN PORTFOLIO #cmover_2.3c
! FileCtrlno: 983465748 Seqno: 9 Created: 20000810 Last Modified: 20010301
!
!
COLLAT_GROUPS "ONE"
!
!
DEFINE CONSTANT #OrigCollBal = 1498000000.00
!
!
!
     FULL_DEALNAME:   WAMU MORTGAGE LOAN TRUST 2003-AR5
     TRUSTEE_DEAL:
     SERVICER_MASTER:
     ISSUER:          LB
     DEALER:          LB
     DEAL SIZE:       $1,498,000,000.00
     PRICING SPEED:   CPR  25%
!    ISSUE DATE:      20030401
     SETTLEMENT DATE: 20030425
!
     OPTIONAL REDEMPTION: COLLAT 5%
!
  Record date delay: 24
!
DEFINE #V1 = 0
!
CREDIT_SUPPORT_BASIS DEAL
!
 TOLERANCE WRITEDOWN_0LOSS 1E9
 TOLERANCE INTEREST        1.00E+09
!
 ifdef #_MAKECDU UPDATE_RULES: ABSI_GROUND_GROUP "one"

!
DEFINE DYNAMIC #RollDate   = CURDATE GT 20080225
DEFINE DYNAMIC #RollDate1  = CURDATE GT 20080325

!
!
DEFINE DYNAMIC #PassThruA1 = IF #RollDate THEN COLL_NETRATE("one") ELSE 1.593 DEFINE DYNAMIC #PassThruA2 = IF #RollDate THEN COLL_NETRATE("one") ELSE 2.342 DEFINE DYNAMIC #PassThruA3 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.112 DEFINE DYNAMIC #PassThruA4 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.641 DEFINE DYNAMIC #PassThruA5 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.841 DEFINE DYNAMIC #PassThruA6 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.695 DEFINE DYNAMIC #PassThruA7 = IF #RollDate1 THEN COLL_NETRATE("one") ELSE MIN(
                                COLL_NETRATE("one"), 4.208 )
!
  Tranche "A1"  SEN_AS_WAC
   Block  $  182,000,000.00  FLOAT _
          Delay 0 Dated 20030425 Next 20030525
 ( #PassThruA1 )
0.00   9999.
!
  Tranche "A2"  SEN_AS_WAC
   Block  $  80,000,000.00 FLOAT _
          Delay 0 Dated 20030425 Next 20030525
 ( #PassThruA2 )
0.00   9999.
!
  Tranche "A3"  SEN_AS_WAC
   Block  $ 124,000,000.00   FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 ( #PassThruA3 )
0.00   9999.
!
  Tranche "A4"  SEN_AS_WAC
   Block  $ 87,000,000.00   FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 ( #PassThruA4 )
0.00   9999.
!
  Tranche "A5"  SEN_AS_WAC
   Block  $ 82,000,000   FLOAT _
          Delay 24 Dated 20030401 Next 20030525

 ( #PassThruA5 )
0.00   9999.
!
  Tranche "A6"  SEN_AS_WAC
   Block  $ 173,027,000.00   FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 ( #PassThruA6 )
0.00   9999.
!
  Tranche "A7"  SEN_AS_WAC
   Block  $ 728,028,000.00   FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 ( #PassThruA7 )
0.00   9999.
!
  Tranche "AR"  SEN_WAC
   Block  $   100.00      FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 ( COLL_NETRATE("one"))
0.00   9999.
!
!
DEFINE DYNAMIC #subbal1 = COLL_PREV_BAL("one") - BBAL("A1","A2","A3","A4","A5",
   "A6","A7","AR")
!
DEFINE DYNAMIC #SUBRATE = (#subbal1 * COLL_NETRATE("one")) / _
            (#subbal1 )
!
  Tranche "B1"  JUN_WAC
   Block  $  15,729,000.00  FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00   9999.
!
  Tranche "B2"  JUN_WAC
   Block  $   11,984,000.00  FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)

0.00   9999.
!
  Tranche "B3"  JUN_WAC
   Block  $   5,992,000.00  FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00   9999.
!
  Tranche "B4"  JUN_WAC_NO
   Block  $   2,247,000.00 FLOAT _
          Delay 24 Dated 20030401 Next 20030525
  (#SUBRATE)
0.00   9999.
!
  Tranche "B5"  JUN_WAC_NO
   Block  $   2,247,000.00  FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00   9999.
!
  Tranche "B6"  JUN_WAC_NO
   Block  $   3,745,900.00  FLOAT _
          Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00   9999.
!
 DEFINE DYNAMIC #WAVG_COUP = ( ( #PassThruA1 / ( 360 / NDAYS_ACCRUE_INT("A1") )
     * 12 ) * BBAL("A1") + ( #PassThruA2 / ( 360 / NDAYS_ACCRUE_INT("A2") )
     * 12 ) * BBAL("A2") + #PassThruA3 * BBAL("A3") + #PassThruA4 *
     BBAL("A4") + #PassThruA5 * BBAL("A5") + #PassThruA6 * BBAL("A6") ) _ /
     ( BBAL("A1","A2","A3","A4","A5","A6") )

 DEFINE DYNAMIC #X1_COUP = MIN ( 0.75, MAX (0, ( COLL_NETRATE("ONE")
   - #WAVG_COUP ) ) )

!
  Tranche "X1"  SEN_WAC_IO_NO
   Block $ 728,027,000.00 FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" _ Delay 24 Dated 20030401 Next 20030525
   ( #X1_COUP )

0.00   9999.00

!
  Tranche "X2"  SEN_WAC_IO_NO
   Block  $  728,028,000.00 FLOAT NOTIONAL WITH TRANCHE "A7"_
          Delay 24 Dated 20030401 Next 20030525
   ( COLL_NETRATE("ONE") - #PassThruA7 )
0.00   9999.00

!
  Tranche "SEQ_IO"  SEN_WAC_IO_NO
   Block  $  728,027,000.00     FLOAT  NOTIONAL WITH TRANCHE "A1" & "A2" & "A3"
      & "A4" & "A5" & "A6" _ Delay 24 Dated 20030401 Next 20030525
   ( MAX (0, MAX (0, COLL_NETRATE("ONE") - #WAVG_COUP ) - #X1_COUP ) )

0.00   9999.00

!
  Tranche "#WAVG_COUP" SYMVAR
  Tranche "#X1_COUP" SYMVAR
  Tranche "#CHECK" SYMVAR
  Tranche "#CHECK1" SYMVAR
  Tranche "#TwoTimesTest" SYMVAR

! NOT UPDATED DOWN  !!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!! KB

!
  RESERVE_FUND "RSV" ON TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" & "A7"
     & "B1" & "B2" & "B3" _
       STARTING_BALANCE 5E11     _
       COVERS RULES RULES       _
       EXCESS_TO EXTERNAL

! NOT UPDATED UP  !!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!! KB

!
  CLASS "SEN" = "A1" "A2" "A3" "A4" "A5" "A6" "A7" "AR" "SEQ_IO" "X1" "X2"
  CLASS "SENIOR" WRITEDOWN_BAL PRORATA _
  = "SEN"
!
  CLASS "B1"  = "B1"
  CLASS "B2"  = "B2"
  CLASS "B3"  = "B3"
  CLASS "B4"  = "B4"
  CLASS "B5"  = "B5"
  CLASS "B6"  = "B6"
!
  CLASS "SUB"   WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT"  PRORATA_INTSHORT_BASE ACCRUAL _
                SHORTFALL_PAYBACK ALLOCATION TRUE _
                DISTRIB_CLASS RULES _
                = "SENIOR" "SUB"
!
  CROSSOVER  When BBAL("SUB") <= .01

!
! NOT UPDATED DOWN  !!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!! KB

!

  SPECIAL_HAZARD TERMINATION When   HAZARD_LOSS_ACCUM > 6,197,559
  FRAUD TERMINATION          When    FRAUD_LOSS_ACCUM > 4,357,603
  BANKRUPTCY TERMINATION     When BANKRUPT_LOSS_ACCUM > 100,000
!
  INTEREST_SHORTFALL FULL_PREPAY    Compensate PCT .25 Pro_rata _
                     PARTIAL_PREPAY Compensate PCT .25 Pro_rata _
                     LOSS           NO_Compensate Subordinated Accum
!

  Tranche     CUSIP     STATED MATURITY
   A1       WAMUA1XXX      20300925
   A2       WAMUA2AXX      20300925
   A3       WAMUA3AXX      20300925

   A4       WAMUA4XXX      20300925
   A5       939336AV5      20300925
   A6       WAMUA6XXX      20300925
   A7       WAMUA7XXX      20300925
   SEQ_IO   WAMUIOA1X      20300925
   X1       WAMUIOA2A      20300925
   X2       WAMUIOA2A      20300925
   AR       WAMUARXXX      20300925
   B1       WAMUB1XXX      20300925
   B2       WAMUB2XXX      20300925
   B3       WAMUB3XXX      20300925
   B4       WAMUB4XXX      20300925
   B5       WAMUB5XXX      20300925
   B6       WAMUB6XXX      20300925

!

!
ifdef #CMOVER_2.3a6 _
  TRANCHE MISCINFO

  ALL_TRANCHES RECORD   _DATE PREV_MONTH LASTDAY
      A1 RATING S           P "AAA" FT "AAA"
      A2 RATING S           P "AAA" FT "AAA"
      A3 RATING S           P "AAA" FT "AAA"
      A4 RATING S           P "AAA" FT "AAA"
      A5 RATING S           P "AAA" FT "AAA"
      A6 RATING S           P "AAA" FT "AAA"
      A7 RATING S           P "AAA" FT "AAA"
      AR RATING S           P "AAA" FT "AAA"
      B1 RATING S           P "AA" FT "AA"
      B2 RATING S           P "A" FT "A"
      B3 RATING S           P "BBB" FT "BBB"

!

! NOT UPDATED UP  !!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!! KB

!
OPTIONAL REDEMPTION: "MAND1" _

                     DATE 20080225 _
                     TARGET TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" _
                     PRICE_P (BBAL("A1","A2","A3","A4","A5","A6")); _
                     DISTR_P RULES "MANDPRN1"
!
!
!
!
OPTIONAL REDEMPTION: "WAVG" _
                     DATE 20080325_
                     TARGET TRANCHE "A7" & "B1" & "B2" & "B3" & "B4" & "B5" &
                        "B6" _
                     PRICE_P (BBAL("A7","B1","B2","B3","B4","B5","B6")); _
                     DISTR_P RULES "WAVGPRN"
!
!
 CMO Block Payment Rules
-------------------------------
CALCULATE : #TEST = COLL_PREV_BAL - DBAL
-------------------------------
!
  calculate: #TransCondFrom = BBAL("SUB")>0.01 AND ((CURDATE LT 20050418 AND _
                              BBAL("SUB") LT 50% * ORIG_BBAL("SUB")) OR _
                              (CURDATE GE 20060225 AND BBAL("SUB") LT 25% * ORIG_BBAL("SUB")))
!
  calculate: #SubPct        = 100 * BBAL("SUB")/COLL_PREV_BAL
  calculate: #OrigSubPct    = 100 * ORIG_BBAL("SUB")/ORIG_DBAL
!
  calculate: #ShiftTest     =                _
       AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and  _
       DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB")
!
!
  calculate: #TwoTimesTest  = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                              #SubPct > 2 * #OrigSubPct and _
                              DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( IF ( CURDATE <= 20051225 ) THEN 20% ELSE 30% )
!
  calculate: #CHECK = 2 * #OrigSubPct
  calculate: #CHECK1      = #SubPct
!
  calculate: #SenPctPro   = 100 * BBAL("SEN")/COLL_PREV_BAL("one")
!
  calculate: #SenPct      = IF CURDATE GE 20100525 or (CURDATE GE 20060525 AND
                                CURDATE LT 20100525 AND #TwoTimesTest) _
                            THEN #SenPctPro                                    _
                            ELSE 100
!
  calculate: #SenPct      = IF CURDATE LT 20060525 AND #TwoTimesTest  _
                            THEN #SenPctPro + 0.5*(100-#SenPctPro)  _
                            ELSE #SenPct
!
  calculate: #OrigSenPct  = 100 * ORIG_BBAL("SEN")/#OrigCollBal
!
!
  calculate: #SenPrep     =                                            _
             IF (#SenPct GT #OrigSenPct)                       _
             THEN 100.0                                             _
             ELSE #SenPct + SHIFT%("one") * (100.0-#SenPct),             _
             Reduce_SHIFT%_when  GROUP "one" _
             #ShiftTest;
!
!
  calculate: #SenPrep     = IF #TwoTimesTest THEN #SenPct ELSE #SenPrep
!
  calculate: #SenRecv     = MIN(#SenPct/100  * DELINQ_LIQUIDATE("one") , _
                                     #SenPrep/100 * DELINQ_RECOVER("one") )
!
!
  calculate: #SenSchPrinc = MIN(BBAL("SEN"), #SenPctPro/100  *
                               COLL_P_SCHED("one"))
  calculate: #SenPPPrinc  = MIN(BBAL("SEN")-#SenSchPrinc, _
                                   #SenPrep/100  * COLL_P_PREPAY("one"))
  calculate: #SenRecPrinc = MIN(BBAL("SEN")-#SenSchPrinc-#SenPPPrinc, #SenRecv )
  calculate: #SenPrinc    = #SenSchPrinc+#SenPPPrinc+#SenRecPrinc
!
  calculate: #RemPrinc    = COLL_P("one") - #SenPrinc
  calculate: #SenBal      = BBAL("SEN") - #SenPrinc
  calculate: #UnderCollat = IF BBAL("SUB")>0.01 THEN MAX(0, #SenBal -
                               COLL_BAL("one")) ELSE 0
  calculate: #TransPrinc  = IF (#SenBal<0.01 AND #TransCondFrom) THEN
                               #RemPrinc ELSE 0
!
!
  calculate: #LeftAmt     = COLL_P - #SenPrinc
!
  calculate: #AddSenPDA   = MIN(#UnderCollat, #LeftAmt)
!
!
PRICING _
  calculate: #AddSenPDA11 = 0
!
CLOSING _
  calculate: #AddSenPDA11 = #TransPrinc * #SenBal / (#SenBal)
!
!
  calculate: #SenPDA      = MIN( BBAL("SEN"), #SenPrinc + #AddSenPDA +
                               #AddSenPDA11)
!
  calculate: #SubSchPrinc = COLL_P_SCHED - (#SenSchPrinc)
  calculate: #SubPPPrinc  = COLL_P_PREPAY - (#SenPPPrinc)
  calculate: #SubRecPrinc = DELINQ_RECOVER - (#SenRecPrinc)
!
!
!
  calculate:  "SEN"_
NO_CHECK   PRINC_TOT   Amount       LIMIT V0     = #SenPDA
!
!
  calculate:  "B1" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc  * SHARE("B1"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc   * SUB_SHARE("B1"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc  * SHARE("B1")
!
  calculate:  "B2" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc  * SHARE("B2"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc   * SUB_SHARE("B2"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc  * SHARE("B2")

!
  calculate:  "B3" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc  * SHARE("B3"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc   * SUB_SHARE("B3"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc  * SHARE("B3")
!
  calculate:  "B4" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc  * SHARE("B4"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc   * SUB_SHARE("B4"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc  * SHARE("B4")
!
  calculate:  "B5" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc  * SHARE("B5"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc   * SUB_SHARE("B5"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc  * SHARE("B5")
!
  calculate:  "B6" _
NO_CHECK   SCHEDULED   Amount   =   #SubSchPrinc  * SHARE("B6"), _
NO_CHECK   PREPAY      Amount   =   #SubPPPrinc   * SUB_SHARE("B6"), _
NO_CHECK   RECOVER     Amount   =   #SubRecPrinc  * SHARE("B6")
!
------------------------------------
      when : DATE ( GE CROSSOVER )
       pay : PRO_RATA ( "A1"; "A2"; "A3"; "A4"; "A5"; "A6"; "A7" )
      goto : END_OF_RULES
------------------------------------
!
------------------------------------
       pay : CLASS ENTIRETY SEQUENTIAL ( "SENIOR" )
       pay : CLASS ENTIRETY SEQUENTIAL ( "SUB" )
------------------------------------
       pay : CLASS ENTIRETY SEQUENTIAL ( "SEN" )
------------------------------------
       pay : CLASS ENTIRETY SEQUENTIAL ( "B1", "B2", "B3", "B4", "B5", "B6" )
------------------------------------
!
------------------------------------
      from : CLASS ( "SEN" )
       pay : SEQUENTIAL ( "AR" )
------------------------------------
      from : CLASS ( "SEN" )
       pay : PRO_RATA ( "A1", "A2","A3","A4","A5","A6"; "A7" )
------------------------------------
!
------------------------------------
!
------------------------------------
------------- SECTION: "MANDPRN1"
      from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( BBAL("A3") * #PassThruA3 / 1200 * 24 / 30) )
       pay : AS_INTEREST ("A3")
------------------------------------
      from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( BBAL("A4") * #PassThruA4 / 1200 * 24 / 30) )
       pay : AS_INTEREST ("A4")
------------------------------------
      from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( BBAL("A5") * #PassThruA5 / 1200 * 24 / 30) )
       pay : AS_INTEREST ("A5")
------------------------------------
      from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( BBAL("A6") * #PassThruA6 / 1200 * 24 / 30) )
       pay : AS_INTEREST ("A6")
------------------------------------
      from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( 100% * BBAL("A1","A2","A3","A4","A5","A6") ))
       pay : SEQUENTIAL ("A1","A2","A3","A4","A5","A6")
       pay : INTEREST PRO_RATA ( "A3","A4","A5","A6" )
------------------------------------
!
------------------------------------
------------- SECTION: "WAVGPRN"
      from : CREDIT_ENHANCEMENT ( "RSV" )
subject to : CEILING ( ( 100% * BBAL("A7","B1","B2","B3","B4","B5","B6") ))
       pay : SEQUENTIAL ("A7","B1","B2","B3","B4","B5","B6")
------------------------------------
!
 ifdef #CMOVER_2.3d9 _
ABS_SUMMARY_INFO _
          1mo_BALANCE ALL_TRANCHES _
          1mo_COUPON ALL_TRANCHES _
          1mo_FORECLOSURE_RATE _
          1mo_DELINQ_30_59 1mo_DELINQ_60_89 _
          1mo_DELINQ_90_plus _
          1mo_WAC 1mo_WAM 1mo_WALA _
          1mo_CDR 1mo_CRR 1mo_CPR _
          1mo_NET_LOSS_RATE _
          1mo_ACCUM_NET_LOSS 1mo_COLLAT_BAL _
          1mo_REO_RATE _
          1mo_BANKRUPT_RATE _
          1mo_CREDIT_BALANCE ALL_CREDITS _
          NUMBER_OF_LOANS _
          DELINQ_INC_FC DELINQ_INC_REO _
          DELINQ_INC_BANKRUPT _
          3mo_COUPON ALL_TRANCHES _
          3mo_CDR 3mo_CRR 3mo_CPR
!
 ifndef #CMOVER_2.3d9 _
ABS_SUMMARY_INFO _
          1mo_BALANCE ALL_TRANCHES _
          1mo_COUPON ALL_TRANCHES _
          1mo_FORECLOSURE_RATE _
          1mo_DELINQ_30_59 1mo_DELINQ_60_89 _
          1mo_DELINQ_90_plus _
          1mo_WAC 1mo_WAM 1mo_WALA _
          1mo_CDR 1mo_CRR 1mo_CPR _
          1mo_NET_LOSS_RATE _
          1mo_ACCUM_NET_LOSS 1mo_COLLAT_BAL _
          1mo_REO_RATE _
          1mo_BANKRUPT_RATE _
          1mo_CREDIT_BALANCE ALL_CREDITS _

          DELINQ_INC_FC DELINQ_INC_REO _
          DELINQ_INC_BANKRUPT _
          3mo_COUPON ALL_TRANCHES _
          3mo_CDR 3mo_CRR 3mo_CPR
!
  Schedule "SHIFT%"
Declare
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
 Schedule "SHIFTR%"
Declare
 96   30%
108   35%
120   40%
132   45%
144   50%
!

!
INITIAL INDEX   CMT_1YR   1.22
!
!Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0% PSA
   WL       20030401        45      44         FALSE
!

! Pool     # Type     Gross       Current   Original    ---Fee--- Maturity Orig      ARM         Gross      #mos
!                     Coupon      Factor    Balance    P/Y    BV  P/Y  BV  Term      Index       Margin     ToRst
!
 M  00001 WL 00 WAC 5.829597 1.0  4634752.70 0.425 0.425 352 352 360 ARM CMT_1YR 2.75008 53 12 SYNC_INT 10.82960
 M  00002 WL 00 WAC 5.261223 1.0 14272161.15 0.425 0.425 355 355 360 ARM CMT_1YR 2.76428 56 12 SYNC_INT 10.32230

  #mos  P#mos P#mos      Life      Reset  Life        Max  Look
 RstPer ToRst RstPer      Cap      Cap    Floor      Negam  Back
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);   0.0   45  TEASER NO_CHECK  GROUP "ONE"
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);   0.0   45  TEASER NO_CHECK  GROUP "ONE"

 M  00003 WL 00 WAC 5.257329 1.0 115214852.98 0.425 0.425 359 359 360 ARM CMT_1YR 2.75468 60 12 SYNC_INT 10.27201
 M  00004 WL 00 WAC 5.165446 1.0 193858232.93 0.425 0.425 360 360 360 ARM CMT_1YR 2.75217 61 12 SYNC_INT 10.18192
 M  00005 WL 00 WAC 6.067442 1.0   2280368.35 0.425 0.425 348 348 360 ARM CMT_1YR 2.75000 49 12 SYNC_INT 11.06744
 M  00006 WL 00 WAC 5.317218 1.0  10566537.05 0.425 0.425 354 354 360 ARM CMT_1YR 2.75000 55 12 SYNC_INT 10.31722
 M  00007 WL 00 WAC 5.186647 1.0 260139429.48 0.425 0.425 359 359 360 ARM CMT_1YR 2.74896 60 12 SYNC_INT 10.19175
 M  00008 WL 00 WAC 4.965576 1.0 897033665.36 0.425 0.425 360 360 360 ARM CMT_1YR 2.75016 61 12 SYNC_INT  9.9676

(IF LOAN ("TEASER") THEN 5  ELSE 2.000);  0.0   45  TEASER NO_CHECK  GROUP "ONE"
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);  0.0   45  TEASER NO_CHECK  GROUP "ONE"
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);  0.0   45  TEASER NO_CHECK  AMORT NONE FOR 60 GROUP "ONE"
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);  0.0   45  TEASER NO_CHECK  AMORT NONE FOR 60 GROUP "ONE"
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);  0.0   45  TEASER NO_CHECK  AMORT NONE FOR 60 GROUP "ONE"
(IF LOAN ("TEASER") THEN 5  ELSE 2.000);  0.0   45  TEASER NO_CHECK  AMORT NONE FOR 60 GROUP "ONE"

! X_WAMU02AR4_M.CDI WHOLE_LOAN PORTFOLIO #cmover_2.3c
! FileCtrlno: 983465748 Seqno: 9 Created: 20000810 Last Modified: 20010301
!
!
COLLAT_GROUPS "ONE"
!
!
DEFINE CONSTANT #OrigCollBal = 1497993405.95
!
!
!
   FULL_DEALNAME: WAMU MORTGAGE LOAN TRUST 2003-AR5
   TRUSTEE_DEAL:
   SERVICER_MASTER:
   ISSUER: LB
   DEALER: LB
   DEAL SIZE: $1,498,000,000.00
   PRICING SPEED: CPR 25%
!  ISSUE DATE: 20030401
   SETTLEMENT DATE: 20030425
!
   OPTIONAL REDEMPTION: COLLAT 5%
!
 Record date delay: 24
!
DEFINE #V1 = 0
!
CREDIT_SUPPORT_BASIS DEAL
!
 TOLERANCE WRITEDOWN_0LOSS 1E9
 TOLERANCE INTEREST 1E9
!
 ifdef #_MAKECDU UPDATE_RULES: ABSI_GROUND_GROUP "one"

!
DEFINE DYNAMIC #RollDate  = CURDATE GT 20080225
DEFINE DYNAMIC #RollDate1 = CURDATE GT 20080325
!
!
DEFINE DYNAMIC #PassThruA1 = IF #RollDate THEN COLL_NETRATE("one") ELSE 1.593 DEFINE DYNAMIC #PassThruA2 = IF #RollDate THEN COLL_NETRATE("one") ELSE 2.342 DEFINE DYNAMIC #PassThruA3 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.112 DEFINE DYNAMIC #PassThruA4 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.641 DEFINE DYNAMIC #PassThruA5 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.841 DEFINE DYNAMIC #PassThruA6 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.695 DEFINE DYNAMIC #PassThruA7 = IF #RollDate1 THEN COLL_NETRATE("one") ELSE MIN (COLL_NETRATE("one"), 4.208)
!
 Tranche "A1" SEN_AS_WAC
 Block $182,226,000.00 FLOAT _
    Delay 0 Dated 20030425 Next 20030525
 (#PassThruA1)
0.00  9999.
!
 Tranche "A2" SEN_AS_WAC
 Block $78,283,000.00 FLOAT _

    Delay 0 Dated 20030425 Next 20030525
 (#PassThruA2)
0.00  9999.
!
 Tranche "A3" SEN_AS_WAC
 Block $126,199,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#PassThruA3)
0.00  9999.
!
 Tranche "A4" SEN_AS_WAC
 Block $84,884,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#PassThruA4)
0.00  9999.
!
 Tranche "A5" SEN_AS_WAC
 Block $84,226,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#PassThruA5)
0.00  9999.
!
 Tranche "A6" SEN_AS_WAC
 Block $172,206,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#PassThruA6)
0.00  9999.
!
 Tranche "A7" SEN_AS_WAC
 Block $728,025,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#PassThruA7)
0.00  9999.
!
 Tranche "AR" SEN_WAC
 Block $100.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (COLL_NETRATE("one"))
0.00  9999.
!
!
DEFINE DYNAMIC #subbal1 = COLL_PREV_BAL("one") -
BBAL("A1","A2","A3","A4","A5","A6","A7","AR")
!
DEFINE DYNAMIC #SUBRATE = (#subbal1 * COLL_NETRATE("one")) / _
           (#subbal1)
!
 Tranche "B1" JUN_WAC
 Block $15,728,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00 9999.
!
 Tranche "B2" JUN_WAC
 Block $11,983,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)

0.00 9999.
!
 Tranche "B3" JUN_WAC
 Block $5,991,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00 9999.
!
 Tranche "B4" JUN_WAC_NO
 Block $2,246,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00 9999.
!
 Tranche "B5" JUN_WAC_NO
 Block $2,246,000.00 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00 9999.
!
 Tranche "B6" JUN_WAC_NO
 Block $3,750,305.95 FLOAT _
    Delay 24 Dated 20030401 Next 20030525
 (#SUBRATE)
0.00 9999.
!
 DEFINE DYNAMIC #WAVG_COUP = ((#PassThruA1/(360 / NDAYS_ACCRUE_INT("A1")) * 12) *BBAL("A1") + (#PassThruA2 / (360 / NDAYS_ACCRUE_INT("A2")) * 12) * BBAL("A2") + #PassThruA3 * BBAL("A3") + #PassThruA4 * BBAL("A4") + #PassThruA5 *BBAL("A5") + #PassThruA6 * BBAL("A6")) _ / (BBAL("A1","A2","A3","A4","A5","A6"))

 DEFINE DYNAMIC #X1_COUP = MIN (0.756, MAX (0, (COLL_NETRATE("ONE") - #WAVG_COUP )))

!
 Tranche "X1" SEN_WAC_IO_NO
 Bl FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" _
    Delay 24 Dated 20030401 Next 20030525
 (#X1_COUP)
 0.00  9999.00
!
 Tranche "X2" SEN_WAC_IO_NO
 Bl FLOAT NOTIONAL WITH TRANCHE "A7" _
    Delay 24 Dated 20030401 Next 20030525
 (COLL_NETRATE("ONE") - #PassThruA7)
 0.00  9999.00

!
 Tranche "SEQ_IO" SEN_WAC_IO_NO
 Block $728,024,000.00 FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" _
    Delay 24 Dated 20030401 Next 20030525
 (MAX (0, MAX (0, COLL NETRATE("ONE") - #WAVG COUP) - #X1 COUP))

 0.00  9999.00

!!!new!!!-sp

 DEFINE DYNAMIC #X1_1 = MIN (0.756, COLL_NETRATE("ONE") - 1.593) DEFINE DYNAMIC #X1_2 = MIN (0.756, COLL_NETRATE("ONE") - 2.342) DEFINE DYNAMIC #X1_3 = MIN (0.756, COLL_NETRATE("ONE") - 3.112) DEFINE DYNAMIC #X1_4 = MIN (0.756, COLL_NETRATE("ONE") - 3.641) DEFINE DYNAMIC #X1_5 = MIN (0.756, COLL_NETRATE("ONE") - 3.841) DEFINE DYNAMIC #X1_6 = MIN (0.756, COLL_NETRATE("ONE") - 3.695)

 DEFINE DYNAMIC #VSF_1 = MAX (0, COLL_NETRATE("ONE") - 1.593 - #X1_Coup) DEFINE DYNAMIC #VSF_2 = MAX (0, COLL_NETRATE("ONE") - 2.342 - #X1_Coup) DEFINE DYNAMIC #VSF_3 = MAX (0, COLL_NETRATE("ONE") - 3.112 - #X1_Coup) DEFINE DYNAMIC #VSF_4 = MAX (0, COLL_NETRATE("ONE") - 3.641 - #X1_Coup) DEFINE DYNAMIC #VSF_5 = 0
 DEFINE DYNAMIC #VSF_6 = MAX (0, COLL_NETRATE("ONE") - 3.695 - #X1_Coup)

!!!variable servicing fee

!
 Tranche "#WAVG_COUP" SYMVAR
 Tranche "#X1_COUP" SYMVAR
 Tranche "#CHECK" SYMVAR
 Tranche "#CHECK1" SYMVAR
 Tranche "#TwoTimesTest" SYMVAR
 Tranche "#SenPct" SYMVAR
 Tranche "#SenPrep" SYMVAR
 Tranche "#OrigSenPct" SYMVAR
 Tranche "#SubPct" SYMVAR

 Tranche "#X1_1" SYMVAR
 Tranche "#X1_2" SYMVAR
 Tranche "#X1_3" SYMVAR
 Tranche "#X1_4" SYMVAR
 Tranche "#X1_5" SYMVAR
 Tranche "#X1_6" SYMVAR
 Tranche "#VSF_1" SYMVAR
 Tranche "#VSF_2" SYMVAR
 Tranche "#VSF_3" SYMVAR
 Tranche "#VSF_4" SYMVAR
 Tranche "#VSF_5" SYMVAR
 Tranche "#VSF_6" SYMVAR

!
 RESERVE_FUND "RSV" ON TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" & "A7" &
 "B1" & "B2" & "B3"_
      STARTING_BALANCE 5E11 _
      COVERS RULES RULES _
      EXCESS_TO EXTERNAL

!
 CLASS "SEN" = "A1" "A2" "A3" "A4" "A5" "A6" "A7" "AR" "SEQ_IO" "X1" "X2"
 CLASS "SENIOR" WRITEDOWN_BAL PRORATA _
        = "SEN"
!
 CLASS "B1" = "B1"
 CLASS "B2" = "B2"
 CLASS "B3" = "B3"
 CLASS "B4" = "B4"
 CLASS "B5" = "B5"
 CLASS "B6" = "B6"
!
 CLASS "SUB" WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
 CLASS "ROOT" PRORATA_INTSHORT_BASE ACCRUAL _
         SHORTFALL_PAYBACK ALLOCATION TRUE _
         DISTRIB_CLASS RULES _
         = "SENIOR" "SUB"
!
 CROSSOVER  When BBAL("SUB") <= .01

!
!

 SPECIAL_HAZARD TERMINATION When HAZARD_LOSS_ACCUM > 6,197,559 FRAUD TERMINATION When FRAUD LOSS ACCUM > 4,357,603
 BANKRUPTCY TERMINATION When BANKRUPT_LOSS_ACCUM > 100,000
!
 INTEREST_SHORTFALL FULL_PREPAY Compensate PCT .25 Pro_rata _
             PARTIAL_PREPAY Compensate PCT .25 Pro_rata _

             LOSS NO_Compensate Subordinated Accum
!
Tranche   CUSIP      STATED MATURITY
A1        WAMUA1XXX      20300925
A2        WAMUA2AXX      20300925
A3        WAMUA3AXX      20300925
A4        WAMUA4XXX      20300925
A5        939336AV5      20300925
A6        WAMUA6XXX      20300925
A7        WAMUA7XXX      20300925
SEQ_IO    WAMUIOA1X      20300925
X1        WAMUIOA2A      20300925
X2        WAMUIOA2A      20300925
AR        WAMUARXXX      20300925
B1        WAMUB1XXX      20300925
B2        WAMUB2XXX      20300925
B3        WAMUB3XXX      20300925
B4        WAMUB4XXX      20300925
B5        WAMUB5XXX      20300925
B6        WAMUB6XXX      20300925
!

!
ifdef #CMOVER_2.3a6 _

 TRANCHE MISCINFO
 ALL TRANCHES RECORD DATE PREV MONTH LASTDAY
  A1   RATING SP "AAA" FT "AAA"
  A2   RATING SP "AAA" FT "AAA"
  A3   RATING SP "AAA" FT "AAA"
  A4   RATING SP "AAA" FT "AAA"
  A5   RATING SP "AAA" FT "AAA"
  A6   RATING SP "AAA" FT "AAA"
  A7   RATING SP "AAA" FT "AAA"
  AR   RATING SP "AAA" FT "AAA"
  B1   RATING SP "AA" FT "AA"
  B2   RATING SP "A" FT "A"
  B3   RATING SP "BBB" FT "BBB"
!

!
OPTIONAL REDEMPTION: "MAND1" _
          DATE 20080225 _
          TARGET TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" _
          PRICE_P (BBAL("A1","A2","A3","A4","A5","A6")); _
          DISTR_P RULES "MANDPRN1"
!
!
!
!
OPTIONAL REDEMPTION: "WAVG" _
          DATE 20080325 _
          TARGET TRANCHE "A7" & "B1" & "B2" & "B3" & "B4" & "B5" & "B6" _
          PRICE_P (BBAL("A7","B1","B2","B3","B4","B5","B6")); _
          DISTR_P RULES "WAVGPRN"
!
!
 CMO Block Payment Rules
------------------------
CALCULATE : #TEST = COLL_PREV_BAL - DBAL
------------------------
!
 calculate: #TransCondFrom = BBAL("SUB")>0.01 AND ((CURDATE LT 20050418 AND _

                             BBAL("SUB") LT 50% * ORIG_BBAL("SUB")) OR _
                             (CURDATE GE 20060225 AND BBAL("SUB") LT 25% * ORIG_BBAL("SUB")))
!
 calculate: #SubPct = 100 * BBAL("SUB")/COLL_PREV_BAL calculate: #OrigSubPct = 100 * ORIG BBAL("SUB")/ORIG DBAL
!
 calculate: #ShiftTest = _
    AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
    DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB")
!
!
 calculate: #TwoTimesTest = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                            #SubPct > 2 * #OrigSubPct and _
                            DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") *
                            (IF (CURDATE <= 20051225) THEN 20% ELSE 30%)
!

 calculate: #CHECK = 2 * #OrigSubPct
 calculate: #CHECK1 = #SubPct
!
 calculate: #SenPctPro = 100 * BBAL("SEN")/COLL_PREV_BAL("one")
!
 calculate: #SenPct = IF CURDATE GE 20100525 or (CURDATE GE 20060525 AND
                      CURDATE LT 20100525 AND #TwoTimesTest) _
                    THEN #SenPctPro _
                    ELSE 100

!
 calculate: #SenPct = IF CURDATE LT 20060525 AND #TwoTimesTest _
                    THEN #SenPctPro + 0.5*(100-#SenPctPro) _
                    ELSE #SenPct

!
 calculate: #OrigSenPct = 100 * ORIG_BBAL("SEN")/#OrigCollBal
!
!
 calculate: #SenPrep = _
       IF (#SenPct GT #OrigSenPct) _
       THEN 100.0 _
       ELSE #SenPct + SHIFT%("one") * (100.0-#SenPct), _
  Reduce_SHIFT%_when  GROUP "one" _
       #ShiftTest;
!
!
 calculate: #SenPrep = IF #TwoTimesTest THEN #SenPct ELSE #SenPrep
!
 calculate: #SenRecv = MIN(#SenPct/100 * DELINQ_LIQUIDATE("one"), _
                    #SenPrep/100 * DELINQ_RECOVER("one"))
!
!
 calculate: #SenSchPrinc = MIN(BBAL("SEN"), #SenPctPro/100 * COLL_P_SCHED
                          ("one"))
 calculate: #SenPPPrinc = MIN(BBAL("SEN")-#SenSchPrinc, _
                    #SenPrep/100 * COLL_P_PREPAY("one"))
 calculate: #SenRecPrinc = MIN(BBAL("SEN")-#SenSchPrinc-#SenPPPrinc, #SenRecv) calculate: #SenPrinc = #SenSchPrinc+#SenPPPrinc+#SenRecPrinc
!
 calculate: #RemPrinc = COLL_P("one") - #SenPrinc calculate: #SenBal = BBAL("SEN") - #SenPrinc calculate: #UnderCollat = IF BBAL("SUB")>0.01 THEN MAX(0, #SenBal - COLL_BAL
                          ("one")) ELSE 0
 calculate: #TransPrinc = IF (#SenBal<0.01 AND #TransCondFrom) THEN #RemPrinc
                          ELSE 0
!
!
 calculate: #LeftAmt = COLL_P - #SenPrinc
!
 calculate: #AddSenPDA = MIN(#UnderCollat, #LeftAmt)
!

!
PRICING _
 calculate: #AddSenPDA11 = 0

!
CLOSING _
 calculate: #AddSenPDA11 = #TransPrinc * #SenBal / (#SenBal)
!
!
 calculate: #SenPDA = MIN( BBAL("SEN"), #SenPrinc + #AddSenPDA + #AddSenPDA11)
!
 calculate: #SubSchPrinc = COLL_P_SCHED - (#SenSchPrinc)
 calculate: #SubPPPrinc  = COLL_P_PREPAY - (#SenPPPrinc)
 calculate: #SubRecPrinc = DELINQ_RECOVER - (#SenRecPrinc)
!
!
!
 calculate: "SEN"_
NO_CHECK PRINC_TOT Amount LIMIT V0 = #SenPDA
!
!
 calculate: "B1" _
NO_CHECK SCHEDULED Amount = #SubSchPrinc * SHARE("B1"), _
NO_CHECK PREPAY Amount = #SubPPPrinc * SUB_SHARE("B1"), _
NO_CHECK RECOVER Amount = #SubRecPrinc * SHARE("B1")
!
 calculate: "B2" _
NO_CHECK SCHEDULED Amount = #SubSchPrinc * SHARE("B2"), _
NO_CHECK PREPAY Amount = #SubPPPrinc * SUB_SHARE("B2"), _
NO_CHECK RECOVER Amount = #SubRecPrinc * SHARE("B2")
!
 calculate: "B3" _
NO_CHECK SCHEDULED Amount = #SubSchPrinc * SHARE("B3"), _
NO_CHECK PREPAY Amount = #SubPPPrinc * SUB_SHARE("B3"), _
NO_CHECK RECOVER Amount = #SubRecPrinc * SHARE("B3")
!
 calculate: "B4" _
NO_CHECK SCHEDULED Amount = #SubSchPrinc * SHARE("B4"), _
NO_CHECK PREPAY Amount = #SubPPPrinc * SUB_SHARE("B4"), _
NO_CHECK RECOVER Amount = #SubRecPrinc * SHARE("B4")
!
 calculate: "B5" _
NO_CHECK SCHEDULED Amount = #SubSchPrinc * SHARE("B5"), _
NO_CHECK PREPAY Amount = #SubPPPrinc * SUB_SHARE("B5"), _
NO_CHECK RECOVER Amount = #SubRecPrinc * SHARE("B5")
!
 calculate: "B6" _
NO_CHECK SCHEDULED Amount = #SubSchPrinc * SHARE("B6"), _
NO_CHECK PREPAY Amount = #SubPPPrinc * SUB_SHARE("B6"), _
NO_CHECK RECOVER Amount = #SubRecPrinc * SHARE("B6")
!
--------------------
      when : DATE (GE CROSSOVER)
       pay : PRO_RATA ("A1"; "A2"; "A3"; "A4"; "A5"; "A6"; "A7")
      goto : END_OF_RULES
--------------------
!
--------------------
       pay : CLASS ENTIRETY SEQUENTIAL ("SENIOR") pay : CLASS ENTIRETY SEQUENTIAL ("SUB")

--------------------
       pay : CLASS ENTIRETY SEQUENTIAL ("SEN")
--------------------
       pay : CLASS ENTIRETY SEQUENTIAL ("B1", "B2", "B3", "B4", "B5", "B6")
--------------------
!
--------------------
      from : CLASS ("SEN")
       pay : SEQUENTIAL ("AR")
--------------------
      from : CLASS ("SEN")
       pay : PRO_RATA ("A1", "A2","A3","A4","A5","A6"; "A7")
--------------------
!
--------------------
!
--------------------
------------ SECTION: "MANDPRN1"
      from : CREDIT_ENHANCEMENT ("RSV")
subject to : CEILING ((BBAL("A3") * #PassThruA3 / 1200 * 24 / 30))
       pay : AS_INTEREST ("A3")
--------------------
      from : CREDIT_ENHANCEMENT ("RSV")
subject to : CEILING ((BBAL("A4") * #PassThruA4 / 1200 * 24 / 30))
       pay : AS_INTEREST ("A4")
--------------------
      from : CREDIT_ENHANCEMENT ("RSV")
subject to : CEILING ((BBAL("A5") * #PassThruA5 / 1200 * 24 / 30))
       pay : AS_INTEREST ("A5")
--------------------
      from : CREDIT_ENHANCEMENT ("RSV")
subject to : CEILING ((BBAL("A6") * #PassThruA6 / 1200 * 24 / 30))
       pay : AS_INTEREST ("A6")
--------------------
      from : CREDIT_ENHANCEMENT ("RSV")
subject to : CEILING ((100% * BBAL("A1","A2","A3","A4","A5","A6")))
       pay : SEQUENTIAL ("A1","A2","A3","A4","A5","A6")
       pay : INTEREST PRO_RATA ("A3","A4","A5","A6")
--------------------
!
--------------------
------------- SECTION: "WAVGPRN"
      from : CREDIT_ENHANCEMENT ("RSV")
subject to : CEILING ((100% * BBAL("A7","B1","B2","B3","B4","B5","B6")))
       pay : SEQUENTIAL ("A7","B1","B2","B3","B4","B5","B6")
--------------------
!
ifdef #CMOVER_2.3d9_
ABS_SUMMARY_INFO_
          1mo_BALANCE ALL_TRANCHES _
          1mo_COUPON ALL_TRANCHES _
          1mo_FORECLOSURE_RATE _
          1mo_DELINQ_30_59 1mo_DELINQ_60_89 _
          1mo_DELINQ_90_plus _
          1mo_WAC 1mo_WAM 1mo_WALA _
          1mo_CDR 1mo_CRR 1mo_CPR _
          1mo_NET_LOSS_RATE _

          1mo_ACCUM_NET_LOSS 1mo_COLLAT_BAL _
          1mo_REO_RATE _
          1mo_BANKRUPT_RATE _
          1mo_CREDIT_BALANCE ALL_CREDITS _
          NUMBER_OF_LOANS _
          DELINQ_INC_FC DELINQ_INC_REO _
          DELINQ_INC_BANKRUPT _
          3mo_COUPON ALL_TRANCHES _
          3mo_CDR 3mo_CRR 3mo_CPR
!
ifndef #CMOVER 2.3d9
ABS_SUMMARY_INFO _
          1mo_BALANCE ALL_TRANCHES _
          1mo_COUPON ALL_TRANCHES _
          1mo_FORECLOSURE_RATE _
          1mo_DELINQ_30_59 1mo_DELINQ_60_89 _
          1mo_DELINQ_90_plus _
          1mo_WAC 1mo_WAM 1mo_WALA _
          1mo_CDR 1mo_CRR 1mo_CPR _
          1mo_NET_LOSS_RATE _
          1mo_ACCUM_NET_LOSS 1mo_COLLAT_BAL _
          1mo_REO_RATE _
          1mo_BANKRUPT_RATE _
          1mo_CREDIT_BALANCE ALL_CREDITS _
          DELINQ_INC_FC DELINQ_INC_REO _
          DELINQ_INC_BANKRUPT _
          3mo_COUPON ALL_TRANCHES _
          3mo_CDR 3mo_CRR 3mo_CPR
!
  Schedule "SHIFT%"
Declare
 84   100%
 96    70%
108    60%
120    40%
132    20%
144     0%
!
 Schedule "SHIFTR%"
Declare
 96    30%
108    35%
120    40%
132    45%
144    50%
!
!
INITIAL INDEX CMT_1YR 1.22
!
!Collateral
!
!          Factor    ---Delay---
!  Type     Date      P/Y    BV    Use BV for 0% PSA
    WL    20030401    45     44          FALSE
!

! Pool # Type   Gross    Current   Original   ---Fee---   Maturity   Orig    ARM    Gross    #mos     #mos    P#mos   P#mos
!               Coupon   Factor    Balance     P/Y   BV   P/Y   BV   Term   Index   Margin   ToRst   RstPer   ToRst   RstPer
!
Life  Reset   Life     Max    Look
Cap   Cap     Floor   Negam   Back

M  1 WL 0WAC  5  1  8036699.1  0 0 354 354 360ARM CMT_13R55  12 SYNC11N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_GROONE
M  2 WL 0WAC  5  1   34231236  0 0 357 357 360ARM CMT_13R58  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_GROONE
M  3 WL 0WAC  5  1   61181061  0 0 359 359 360ARM CMT_13R60  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_GROONE
M  4 WL 0WAC  5  1  215673097  0 0 360 360 360ARM CMT_13R61  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_GROONE
M  5 WL 0WAC  5  1  8644841.4  0 0 354 354 360ARM CMT_13R55  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_AMONONEFOR 60 GROONE
M  6 WL 0WAC  5  1   59094018  0 0 358 358 360ARM CMT_13R59  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_AMONONEFOR 60 GROONE
M  7 WL 0WAC  5  1  140174635  0 0 359 359 360ARM CMT_13R60  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_AMONONEFOR 60 GROONE
M  8 WL 0WAC  5  1  970957818  0 0 360 360 360ARM CMT_13R61  12 SYNC10N(IFLOAN("TTHENR5)ELS2.0003;  0 45 TEASNO_AMONONEFOR 60 GROONE

!!!!!!!!!!!!
! M  00001 WL 00 WAC 5.4183081148 1.0 8036699.05 2.75004 0.425 354 354 360 ARM CMT_1YR 2.75004 54 12 SYNC_INT 10.5514
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK GROUP "TWO"

! M  00002 WL 00  WAC 5.2838710095 1.0 34231235.83 2.75952 0.425 357 357 360 ARM CMT_1YR 2.75952 57 12 SYNC_INT 10.31194
 (IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK GROUP "ONE"

! M  00003 WL 00 WAC 5.2347783543 1.0 61181060.99 2.75506 0.425 359 359 360 ARM CMT_1YR 2.75506 59 12 SYNC_INT 10.24188
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK GROUP "ONE"

! M  00004 WL 00 WAC 5.1125799733 1.0 215673097.1 2.75182 0.425 360 360 360 ARM CMT_1YR 2.75182 60 12 SYNC_INT 10.1304
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK GROUP "ONE"

! M  00005 WL 00 WAC 5.2747686211 1.0 8644841.41 2.75 0.425 354 354 360 ARM CMT_1YR 2.75 54 12 SYNC_INT 10.27477
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK AMORT NONE FOR 60 GROUP "ONE"

! M  00006 WL 00 WAC 5.2479664466 1.0 59094018.47 2.74808 0.425 358 358 360 ARM CMT_1YR 2.74808 58 12 SYNC_INT 10.25734
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK AMORT NONE FOR 60 GROUP "ONE"

! M  00007 WL 00 WAC 5.1559255540 1.0 140174634.72 2.74917 0.425 359 359 360 ARM CMT_1YR 2.74917 59 12 SYNC_INT 10.15638
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK AMORT NONE FOR 60 GROUP "ONE"

! M  00008 WL 00 WAC 4.9408383399 1.0 970957818.38 2.75007 0.425 360 360 360  ARM CMT_1YR 2.75007 60 12 SYNC_INT 9.94401
(IF LOAN ("TEASER") THEN 5 ELSE 2.000); 0 0 45 TEASER NO_CHECK AMORT NONE FOR 60 GROUP "ONE"
!!!!!!!!!!!!